ADOPTION AGREEMENT AND
                          AMENDMENT TO TRANSFER AGENCY
                             AND SERVICES AGREEMENT
                    (With Facilities Management Arrangement)


             This Adoption Agreement and Amendment, dated as of October 15, 1996, is made to the Transfer Agency and Services Agreement dated as of June 1, 1995, as amended (the "Agreement"), by and among NATIONS FUND, INC., NATIONS FUND TRUST, THE CAPITOL MUTUAL FUNDS, d/b/a NATIONS INSTITUTIONAL RESERVES, NATIONS FUND PORTFOLIOS, INC., and each other party which may become a party thereto pursuant to the terms of the Agreement (individually, a "Fund," and collectively, the "Funds") and FIRST DATA INVESTOR SERVICES GROUP, INC., formerly known as THE SHAREHOLDER SERVICES GROUP, INC. (the "Transfer Agent").


                                    RECITALS


             WHEREAS, the Transfer Agent serves as transfer agent, dividend disbursing agent and agent in connection with certain other services for the Funds pursuant to the Agreement; and


             WHEREAS, Section 17.2 of the Agreement provides that, subsequent to the date of the Agreement, a registered investment company (a "New Fund") for which NationsBank, N.A., or any of its affiliates acts as investment adviser may become a party to the Agreement upon execution of a written adoption agreement (an "Adoption Agreement") by such New Fund pursuant to which such New Fund agrees to be bound by the terms of the Agreement; and


             WHEREAS, the Board of Directors of Nations LifeGoal Funds, Inc. ("LifeGoal") has approved the selection of the Transfer Agent to serve as the transfer and dividend disbursing agent for all classes of shares of the portfolios of LifeGoal; and


             WHEREAS, LifeGoal is advised by NationsBanc Advisors, Inc. and sub-advised by TradeStreet Investment Associates, Inc., each an affiliate of NationsBank, N.A.;


                                    AGREEMENT


             NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Funds and the Transfer Agent agree that the Agreement shall be amended as follows:

             1. The Funds hereby authorize the addition of LifeGoal as a party to the Agreement effective upon the execution of this Adoption Agreement and Amendment to Transfer Agency and Services Agreement.

             2. LifeGoal agrees to be bound by the terms of the Agreement.

             3. LifeGoal is hereby deemed a Fund for all purposes of the Agreement and shall have all the rights, obligations and duties of a Fund under the Agreement.

             4. Schedule G, attached hereto, is hereby attached to the Agreement as Schedule G and is deemed a part of the Agreement.

             5. The terms and provisions of this Adoption Agreement and Amendment shall be deemed a part of the Agreement for all purposes. To the extent that any provisions of this Adoption Agreement and Amendment modify or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Adoption Agreement and Amendment shall control. In all other respects, the Agreement shall remain in full force and effect.


             IN WITNESS WHEREOF, the parties hereto have caused this Adoption Agreement and Amendment to be executed by their duly authorized officers, as of the day and year first above written.





                              FIRST DATA INVESTOR SERVICES GROUP, INC., formerly, THE SHAREHOLDER SERVICES GROUP, INC.

                               By: /s/ Mark M. Hovnetter
                                  ---------------------------------------------
                                     Name: Mark M. Hovnetter
                                          -------------------------------------
                                     Title: Senior Vice President
                                           ------------------------------------




                              NATIONS FUND, INC.

                               By: /s/ Richard H. Blank, Jr.
                                  ---------------------------------------------
                                     Name: Richard H. Blank, Jr.
                                          -------------------------------------
                                     Title: Secretary
                                          -------------------------------------

                              NATIONS FUND TRUST

                               By: /s/ Richard H. Blank, Jr.
                                  ---------------------------------------------
                                     Name: Richard H. Blank, Jr.
                                          -------------------------------------
                                     Title: Secretary
                                          -------------------------------------


                              CAPITOL MUTUAL FUNDS, d/b/a NATIONS INSTITUTIONAL RESERVES

                               By: /s/ Richard H. Blank, Jr.
                                  ---------------------------------------------
                                     Name: Richard H. Blank, Jr.
                                          -------------------------------------
                                     Title: Secretary
                                          -------------------------------------


                              NATIONS FUND PORTFOLIOS, INC.


                               By:  /s/ Richard H. Blank, Jr.
                                   --------------------------------------------
                                     Name: Richard H. Blank, Jr.
                                          -------------------------------------
                                     Title: Secretary
                                          -------------------------------------


                              NATIONS LIFEGOAL FUNDS, INC.


                               By:  /s/ Richard H. Blank, Jr.
                                   --------------------------------------------
                                     Name: Richard H. Blank, Jr.
                                          -------------------------------------
                                     Title: Secretary
                                          -------------------------------------

                                   SCHEDULE G

      I)  NATIONS FUND TRUST

      o       Nations Government Money Market Fund
      o       Nations Tax Exempt Fund
      o       Nations Value Fund
      o       Nations Capital Growth Fund
      o       Nations Emerging Growth Fund
      o       Nations Disciplined Equity Fund
      o       Nations Equity Index Fund
      o       Nations Balanced Assets Fund
      o       Nations Managed Index Fund
      o       Nations Managed SmallCap Index Fund
      o       Nations Short-Intermediate Government Fund
      o       Nations Short-Term Income Fund
      o       Nations Diversified Income Fund
      o       Nations Strategic Fixed Income Fund
      o       Nations Municipal Income Fund
      o       Nations Short-Term Municipal Income Fund
      o       Nations Intermediate Municipal Bond Fund
      o       Nations Florida Intermediate Municipal Bond Fund
      o       Nations Florida Municipal Bond Fund
      o       Nations Georgia Intermediate Municipal Bond Fund
      o       Nations Georgia Municipal Bond Fund
      o       Nations Maryland Intermediate Municipal Bond Fund
      o       Nations Maryland Municipal Bond Fund
      o       Nations North Carolina Intermediate Municipal Bond Fund
      o       Nations North Carolina Municipal Bond Fund
      o       Nations South Carolina Intermediate Municipal Bond Fund
      o       Nations South Carolina Municipal Bond Fund
      o       Nations Tennessee Intermediate Municipal Bond Fund
      o       Nations Tennessee Municipal Bond Fund
      o       Nations Texas Intermediate Municipal Bond Fund
      o       Nations Texas Municipal Bond Fund
      o       Nations Virginia Intermediate Municipal Bond Fund
      o       Nations Virginia Municipal Bond Fund

II)  NATIONS FUND, INC.


      o       Nations Prime Fund
      o       Nations Treasury Fund
      o       Nations Equity Income Fund
      o       Nations International Equity Fund
      o       Nations Government Securities Fund

III)  NATIONS PORTFOLIOS,  INC.

      o       Nations Emerging Markets Fund
      o       Nations Pacific Growth Fund
      o       Nations Global Government Income Fund

IV)  THE CAPITOL MUTUAL FUNDS, D/B/A NATIONS INSTITUTIONAL RESERVES

      o       Nations Cash Reserves
      o       Nations Treasury Reserves
      o       Nations Government Reserves
      o       Nations Tax Free Reserves

V)  NATIONS LIFEGOAL FUNDS, INC.

      o       LifeGoal Growth Portfolio
      o       LifeGoal Balanced Growth Portfolio
      o       LifeGoal Income and Growth Portfolio


Effective Date:  October 15, 1996